Exhibit 99.2

Prudential Financial, Inc. (PRU)

Quarterly Financial Supplement

First Quarter 2016

Reference is made to Prudential Financial, Inc.’s (PFI) filings with the Securities and Exchange Commission for general information, and consolidated financial information. All financial information in this document is unaudited.

May 4, 2016

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Prudential Financial, Inc. Quarterly Financial Supplement First Quarter 2016

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Prudential Financial, Inc. Quarterly Financial Supplement First Quarter 2016

This quarterly financial supplement reflects, for all periods presented, the retrospective adoption of a revised accounting standard related to the classification of certain debt issuance costs on Prudential Financial, Inc.’s consolidated balance sheet.

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Prudential Financial, Inc. Quarterly Financial Supplement First Quarter 2016

FINANCIAL HIGHLIGHTS

(in millions, except per share data)

Year-to-date		%		2015				2016
2016	2015	Change		1Q	2Q	3Q	4Q	1Q

			Pre-tax adjusted operating income (loss) by division:
712	1,018	-30%	U.S. Retirement Solutions and Investment Management Division	1,018	981	732	776	712
146	146	0%	U.S. Individual Life and Group Insurance Division	146	312	227	126	146
779	834	-7%	International Insurance Division	834	842	812	738	779
(312)	(253)	-23%	Corporate and other operations	(253)	(294)	(308)	(458)	(312)

1,325	1,745	-24%	Total pre-tax adjusted operating income	1,745	1,841	1,463	1,182	1,325
328	447	-27%	Income taxes, applicable to adjusted operating income	447	491	353	291	328

997	1,298	-23%	After-tax adjusted operating income	1,298	1,350	1,110	891	997

			Reconciling items:
338	1,051	-68%	Realized investment gains (losses), net, and related charges and adjustments	1,051	286	438	(196)	338
216	83	160%	Investment gains (losses) on trading account assets supporting insurance liabilities, net	83	(220)	(228)	(159)	216
(130)	(197)	34%	Change in experience-rated contractholder liabilities due to asset value changes	(197)	234	258	138	(130)
			Divested businesses:
(73)	(22)	-232%	Closed Block division	(22)	52	108	(80)	(73)
31	75	-59%	Other divested businesses	75	(109)	8	(40)	31
25	13	92%	Equity in earnings of operating joint ventures and earnings attributable to noncontrolling interests	13	45	2	(2)	25

407	1,003	-59%	Total reconciling items, before income taxes	1,003	288	586	(339)	407
40	252	-84%	Income taxes, not applicable to adjusted operating income	252	188	231	(181)	40

367	751	-51%	Total reconciling items, after income taxes	751	100	355	(158)	367

1,364	2,049	-33%	Income from continuing operations (after-tax) before equity in earnings of operating joint ventures	2,049	1,450	1,465	733	1,364
(28)	(13)	-115%	Equity in earnings of operating joint ventures, net of taxes and earnings attributable to noncontrolling interests	(13)	(44)	—	2	(28)

1,336	2,036	-34%	Income from continuing operations attributable to Prudential Financial, Inc.	2,036	1,406	1,465	735	1,336
33	10	230%	Earnings attributable to noncontrolling interests	10	53	2	5	33

1,369	2,046	-33%	Income from continuing operations (after-tax)	2,046	1,459	1,467	740	1,369
—	—	—	Income from discontinued operations, net of taxes	—	—	—	—	—

1,369	2,046	-33%	Net income	2,046	1,459	1,467	740	1,369
33	10	230%	Less: Income attributable to noncontrolling interests	10	53	2	5	33

1,336	2,036	-34%	Net income attributable to Prudential Financial, Inc.	2,036	1,406	1,465	735	1,336

11.9%	16.9%		Operating Return on Average Equity (based on adjusted operating income) (1)	16.9%	16.8%	13.5%	10.7%	11.9%

(1)	See operating return on average equity definition for further information.

Prudential Financial, Inc. Quarterly Financial Supplement First Quarter 2016

FINANCIAL HIGHLIGHTS

(in millions, except per share data)

Year-to-date			2015				2016
2016	2015		1Q	2Q	3Q	4Q	1Q

		Earnings per share of Common Stock (diluted):
2.18	2.79	After-tax adjusted operating income	2.79	2.91	2.40	1.94	2.18

		Reconciling items:
0.75	2.27	Realized investment gains (losses), net, and related charges and adjustments	2.27	0.62	0.95	(0.43)	0.75
0.48	0.18	Investment gains (losses) on trading account assets supporting insurance liabilities, net	0.18	(0.48)	(0.50)	(0.35)	0.48
(0.29)	(0.43)	Change in experience-rated contractholder liabilities due to asset value changes	(0.43)	0.51	0.56	0.30	(0.29)
		Divested businesses:
(0.16)	(0.05)	Closed Block division	(0.05)	0.11	0.23	(0.17)	(0.16)
0.07	0.16	Other divested businesses	0.16	(0.24)	0.02	(0.09)	0.07
(0.01)	(0.02)	Difference in earnings allocated to participating unvested share-based payment awards	(0.02)	—	(0.01)	—	(0.01)

0.84	2.11	Total reconciling items, before income taxes	2.11	0.52	1.25	(0.74)	0.84
0.09	0.53	Income taxes, not applicable to adjusted operating income	0.53	0.40	0.49	(0.40)	0.09

0.74	1.58	Total reconciling items, after income taxes	1.58	0.12	0.76	(0.34)	0.75

2.93	4.37	Income from continuing operations (after-tax) attributable to Prudential Financial, Inc.	4.37	3.03	3.16	1.60	2.93
—	—	Income from discontinued operations, net of taxes	—	—	—	—	—

2.93	4.37	Net income attributable to Prudential Financial, Inc.	4.37	3.03	3.16	1.60	2.93

445.3	454.3	Weighted average number of outstanding Common shares (basic)	454.3	452.6	451.0	448.7	445.3
453.2	463.0	Weighted average number of outstanding Common shares (diluted)	463.0	461.4	459.7	457.5	453.2

4	4	Earnings related to interest, net of tax, on exchangeable surplus notes	4	5	4	4	4

		Earnings allocated to participating unvested share-based payment awards for earnings per share calculation
11	12	After-tax adjusted operating income	12	13	12	8	11
14	19	Income from continuing operations (after-tax)	19	14	15	6	14

Prudential Financial, Inc. Quarterly Financial Supplement First Quarter 2016

FINANCIAL HIGHLIGHTS

(in millions, except per share data)

Year-to-date			2015				2016
2016	2015		1Q	2Q	3Q	4Q	1Q

		Capitalization Data (1):
		Senior Debt:
		Short-term debt	3,013	3,620	1,833	1,216	969
		Long-term debt	14,690	14,242	14,309	13,783	13,795
		Junior Subordinated Long-Term Debt	4,884	5,884	5,884	5,811	5,813

		Attributed Equity:
		Including accumulated other comprehensive income	45,044	41,723	42,720	41,890	49,242
		Excluding accumulated other comprehensive income (2)	27,292	28,319	29,257	29,605	30,176
		Amount included above for foreign currency exchange rate remeasurement (3)	(4,353)	(4,211)	(4,034)	(3,747)	(3,628)

		Excluding accumulated other comprehensive income and adjusted to remove amount included for foreign currency exchange rate remeasurement (3)	31,645	32,530	33,291	33,352	33,804

		Book value per share of Common Stock:
		Including accumulated other comprehensive income (4)	98.16	91.17	93.87	92.39	109.66
		Excluding accumulated other comprehensive income (2)	59.52	61.89	64.32	65.32	67.36
		Amount included above for foreign currency exchange rate remeasurement (3)	(9.49)	(9.20)	(8.87)	(8.27)	(8.10)

		Excluding accumulated other comprehensive income and adjusted to remove amount included for foreign currency exchange rate remeasurement (3)	69.01	71.09	73.19	73.59	75.46

		Number of diluted shares at end of period (5)	458.5	457.6	454.9	453.2	448.0

		Common Stock Price Range (based on closing price):
79.84	90.11	High	90.11	91.47	91.68	87.69	79.84
58.00	75.32	Low	75.32	79.13	74.22	75.40	58.00
72.22	80.31	Close	80.31	87.52	76.21	81.41	72.22

		Common Stock market capitalization (1)	36,421	39,550	34,249	36,398	32,001

(1)	As of end of period.
(2)	Foreign currency translation adjustments and the cumulative impact of foreign currency exchange rate remeasurement, except for those items remeasured through net income (loss), are a component of accumulated other comprehensive income.
(3)	Represents cumulative impact of net gains and losses resulting from foreign currency exchange rate remeasurement and associated realized investment gains and losses included in net income (loss) and currency translation adjustments corresponding to realized investment gains and losses.
(4)	Book value per share of Common Stock including accumulated other comprehensive income as of March 31, June 30, and September 30, 2015 includes a $500 million increase in equity and a 5.5 million increase in diluted shares reflecting the dilutive impact of exchangeable surplus notes when book value per share is greater than $90.85, and as of December 31, 2015 and March 31, 2016 includes a $500 million increase in equity and a 5.6 million increase in diluted shares reflecting the dilutive impact of exchangeable surplus notes when book value per share is greater than $88.90.
(5)	The number of diluted shares at end of period excludes the impact of exchangeable surplus notes due to the antidilutive impact of conversion.

Prudential Financial, Inc. Quarterly Financial Supplement First Quarter 2016

OPERATIONS HIGHLIGHTS

Year-to-date			2015				2016
2016	2015		1Q	2Q	3Q	4Q	1Q

		Assets Under Management and Administration ($ billions) (1) (2):
		Assets Under Management :
		Managed by U.S. Retirement Solutions and Investment Management Division:
		Asset Management Segment - Investment Management & Advisory Services
		Institutional customers	380.9	380.6	380.9	389.1	403.6
		Retail customers	198.4	199.2	188.9	197.3	198.6
		General account	382.4	368.5	376.7	376.7	400.8

		Total Investment Management and Advisory Services	961.7	948.3	946.5	963.1	1,003.0
		Non-proprietary assets under management	195.8	191.5	178.2	175.5	167.0

		Total managed by U.S. Retirement Solutions and Investment Management Division	1,157.5	1,139.8	1,124.7	1,138.6	1,170.0
		Managed by U.S. Individual Life and Group Insurance Division	23.7	24.1	24.2	24.1	25.1
		Managed by International Insurance Division	22.5	22.9	22.2	21.0	22.8

		Total assets under management	1,203.7	1,186.8	1,171.1	1,183.7	1,217.9
		Client assets under administration	159.3	165.7	163.1	163.2	170.5

		Total assets under management and administration	1,363.0	1,352.5	1,334.2	1,346.9	1,388.4

		Assets managed or administered for customers outside of the United States at end of period	262.4	263.1	263.4	270.5	297.5

		Distribution Representatives (1):
		Prudential Agents	2,822	2,866	2,922	2,903	2,969
		International Life Planners	7,469	7,415	7,509	7,592	7,608
		Gibraltar Life Consultants	8,645	8,565	8,593	8,805	8,781

47	47	Prudential Agent productivity ($ thousands)	47	53	57	68	47

(1)	As of end of period.
(2)	At fair market value.

Prudential Financial, Inc. Quarterly Financial Supplement First Quarter 2016

COMBINED STATEMENTS OF OPERATIONS

(in millions)

Year-to-date		%		2015				2016
2016	2015	Change		1Q	2Q	3Q	4Q	1Q

			Revenues (1):
5,577	5,913	-6%	Premiums	5,913	6,782	5,273	7,495	5,577
1,511	1,554	-3%	Policy charges and fee income	1,554	1,383	1,552	1,514	1,511
3,017	3,005	0%	Net investment income	3,005	2,974	3,015	2,964	3,017
1,187	1,335	-11%	Asset management fees, commissions and other income	1,335	1,361	1,238	1,272	1,187

11,292	11,807	-4%	Total revenues	11,807	12,500	11,078	13,245	11,292

			Benefits and Expenses (1):
5,984	6,216	-4%	Insurance and annuity benefits	6,216	6,925	5,640	7,917	5,984
907	884	3%	Interest credited to policyholders’ account balances	884	907	915	879	907
325	317	3%	Interest expense	317	324	339	322	325
(685)	(647)	-6%	Deferral of acquisition costs	(647)	(664)	(650)	(691)	(685)
479	428	12%	Amortization of acquisition costs	428	251	509	443	479
2,957	2,864	3%	General and administrative expenses	2,864	2,916	2,862	3,193	2,957

9,967	10,062	-1%	Total benefits and expenses	10,062	10,659	9,615	12,063	9,967

1,325	1,745	-24%	Adjusted operating income before income taxes	1,745	1,841	1,463	1,182	1,325

			Reconciling items:
1,418	1,662	-15%	Realized investment gains (losses), net, and related adjustments	1,662	(60)	1,117	(461)	1,418
(1,080)	(611)	-77%	Related charges	(611)	346	(679)	265	(1,080)

338	1,051	-68%	Total realized investment gains (losses), net, and related charges and adjustments	1,051	286	438	(196)	338

216	83	160%	Investment gains(losses) on trading account assets supporting insurance liabilities, net	83	(220)	(228)	(159)	216
(130)	(197)	34%	Change in experience-rated contractholder liabilities due to asset value changes	(197)	234	258	138	(130)
			Divested businesses:
(73)	(22)	-232%	Closed Block division	(22)	52	108	(80)	(73)
31	75	-59%	Other divested businesses	75	(109)	8	(40)	31
25	13	92%	Equity in earnings of operating joint ventures and earnings attributable to noncontrolling interests	13	45	2	(2)	25

407	1,003	-59%	Total reconciling items, before income taxes	1,003	288	586	(339)	407

1,732	2,748	-37%	Income from continuing operations before income taxes and equity in earnings of operating joint ventures	2,748	2,129	2,049	843	1,732
368	699	-47%	Income tax expense	699	679	584	110	368

1,364	2,049	-33%	Income from continuing operations before equity in earnings of operating joint ventures	2,049	1,450	1,465	733	1,364

(1)	Revenues exclude realized investment gains, net of losses and related charges and adjustments; investment gains, net of losses, on trading account assets supporting insurance liabilities; and revenues of divested businesses, and include revenues representing equity in earnings of operating joint ventures other than those classified as divested businesses. Benefits and expenses exclude charges related to realized investment gains, net of losses; change in experience-rated contractholder liabilities due to asset value changes; and benefits and expenses of divested businesses and include charges for income attributable to non controlling interests.

Prudential Financial, Inc. Quarterly Financial Supplement First Quarter 2016

COMBINING STATEMENTS OF OPERATIONS

(in millions)

	Three Months Ended March 31, 2016
	Total	U.S. Retirement Solutions & Investment Management Division	U.S. Individual Life & Group Insurance Division	International Insurance Division	Corporate and Other Operations
Revenues (1) :
Premiums	5,577	671	1,219	3,696	(9)
Policy charges and fee income	1,511	675	719	130	(13)
Net investment income	3,017	1,198	582	1,120	117
Asset management fees, commissions and other income	1,187	1,164	166	98	(241)

Total revenues	11,292	3,708	2,686	5,044	(146)

Benefits and Expenses (1):
Insurance and annuity benefits	5,984	1,171	1,634	3,173	6
Interest credited to policyholders’ account balances	907	453	227	227	—
Interest expense	325	25	142	2	156
Deferral of acquisition costs	(685)	(110)	(162)	(426)	13
Amortization of acquisition costs	479	155	78	260	(14)
General and administrative expenses	2,957	1,302	621	1,029	5

Total benefits and expenses	9,967	2,996	2,540	4,265	166

Adjusted operating income (loss) before income taxes	1,325	712	146	779	(312)

	Three Months Ended March 31, 2015
	Total	U.S. Retirement Solutions & Investment Management Division	U.S. Individual Life & Group Insurance Division	International Insurance Division	Corporate and Other Operations
Revenues (1):
Premiums	5,913	1,213	1,188	3,519	(7)
Policy charges and fee income	1,554	720	705	140	(11)
Net investment income	3,005	1,217	549	1,099	140
Asset management fees, commissions and other income	1,335	1,248	186	148	(247)

Total revenues	11,807	4,398	2,628	4,906	(125)

Benefits and Expenses (1):
Insurance and annuity benefits	6,216	1,616	1,598	3,002	—
Interest credited to policyholders’ account balances	884	450	210	224	—
Interest expense	317	34	136	1	146
Deferral of acquisition costs	(647)	(120)	(139)	(401)	13
Amortization of acquisition costs	428	99	88	252	(11)
General and administrative expenses	2,864	1,301	589	994	(20)

Total benefits and expenses	10,062	3,380	2,482	4,072	128

Adjusted operating income (loss) before income taxes	1,745	1,018	146	834	(253)

(1)	Revenues exclude realized investment gains, net of losses and related charges and adjustments; investment gains, net of losses, on trading account assets supporting insurance liabilities; and revenues of divested businesses, and include revenues representing equity in earnings of operating joint ventures other than those classified as divested businesses. Benefits and expenses exclude charges related to realized investment gains, net of losses; change in experience-rated contractholder liabilities due to asset value changes; and benefits and expenses of divested businesses and include charges for income attributable to non controlling interests.

Prudential Financial, Inc. Quarterly Financial Supplement First Quarter 2016

CONSOLIDATED BALANCE SHEETS

(in millions)

	03/31/2015	06/30/2015	09/30/2015	12/31/2015	03/31/2016

Assets:
Investments:
Fixed maturities, available for sale, at fair value (amortized cost $263,134; $262,820; $263,281; $265,416; $278,000)	299,422	290,063	290,778	290,323	314,529
Fixed maturities, held to maturity, at amortized cost (fair value $2,817; $2,674; $2,669; $2,624; $2,841)	2,513	2,396	2,380	2,308	2,411
Trading account assets supporting insurance liabilities, at fair value	20,626	20,267	20,408	20,522	21,447
Other trading account assets, at fair value	11,989	12,749	14,075	14,458	8,052
Equity securities, available for sale, at fair value (cost $7,045; $6,870; $6,755; $6,847; $7,026)	10,206	9,901	9,109	9,274	9,400
Commercial mortgage and other loans	47,478	48,569	50,048	50,559	50,798
Policy loans	11,693	11,652	11,624	11,657	11,805
Other long-term investments	11,001	10,678	10,591	9,986	10,281
Short-term investments	5,947	5,669	7,937	8,105	3,697

Total investments	420,875	411,944	416,950	417,192	432,420
Cash and cash equivalents	19,119	17,038	20,207	17,612	22,492
Accrued investment income	3,135	3,117	3,156	3,110	3,180
Deferred policy acquisition costs	15,639	16,569	16,206	16,718	15,998
Value of business acquired	2,514	2,994	2,847	2,828	2,582
Other assets	14,495	14,589	14,409	14,225	14,822
Separate account assets	302,706	296,341	280,616	285,570	281,501

Total assets	778,483	762,592	754,391	757,255	772,995

Liabilities:
Future policy benefits	220,840	216,555	222,220	224,384	234,728
Policyholders’ account balances	135,143	135,630	136,620	136,784	139,745
Securities sold under agreements to repurchase	7,766	7,863	8,107	7,882	8,357
Cash collateral for loaned securities	4,437	3,808	4,241	3,496	4,052
Income taxes	11,390	9,239	9,644	8,714	12,128
Senior short-term debt	3,013	3,620	1,833	1,216	969
Senior long-term debt	14,690	14,242	14,309	13,783	13,795
Junior subordinated long-term debt	4,884	5,884	5,884	5,811	5,813
Notes issued by consolidated variable interest entities	6,830	7,455	8,370	8,597	2,946
Other liabilities	21,210	19,663	19,777	19,095	19,696
Separate account liabilities	302,706	296,341	280,616	285,570	281,501

Total liabilities	732,909	720,300	711,621	715,332	723,730

Attributed Equity:
Accumulated other comprehensive income	17,752	13,404	13,463	12,285	19,066
Other attributed equity	27,292	28,319	29,257	29,605	30,176

Total attributed equity	45,044	41,723	42,720	41,890	49,242

Noncontrolling Interest	530	569	50	33	23

Total Equity	45,574	42,292	42,770	41,923	49,265

Total liabilities and equity	778,483	762,592	754,391	757,255	772,995

Prudential Financial, Inc. Quarterly Financial Supplement First Quarter 2016

COMBINING BALANCE SHEETS BY DIVISION

(in millions)

	As of March 31, 2016

	Consolidated PFI	Closed Block Division	PFI Excluding Closed Block Division	U.S. Retirement Solutions & Investment Management Division	U.S. Individual Life & Group Insurance Division	International Insurance Division	Corporate and Other Operations
Assets:
Total investments	432,420	60,338	372,082	129,193	53,842	173,880	15,167
Deferred policy acquisition costs	15,998	362	15,636	4,258	4,907	6,764	(293)
Other assets	43,076	2,784	40,292	19,201	11,175	10,114	(198)
Separate account assets	281,501	—	281,501	236,989	45,499	2,677	(3,664)

Total assets	772,995	63,484	709,511	389,641	115,423	193,435	11,012

Liabilities:
Future policy benefits	234,728	49,417	185,311	65,960	15,539	99,441	4,371
Policyholders’ account balances	139,745	5,233	134,512	56,770	31,865	45,879	(2)
Debt	20,577	—	20,577	2,999	7,589	34	9,955
Other liabilities	47,179	10,310	36,869	7,953	7,505	18,888	2,523
Separate account liabilities	281,501	—	281,501	236,989	45,499	2,677	(3,664)

Total liabilities	723,730	64,960	658,770	370,671	107,997	166,919	13,183

Attributed Equity:
Accumulated other comprehensive income (loss)	19,066	12	19,054	1,754	1,103	17,464	(1,267)
Other attributed equity	30,176	(1,489)	31,665	17,220	6,323	8,998	(876)

Total attributed equity	49,242	(1,477)	50,719	18,974	7,426	26,462	(2,143)

Noncontrolling Interest	23	1	22	(4)	—	54	(28)

Total Equity	49,265	(1,476)	50,741	18,970	7,426	26,516	(2,171)

Total liabilities and equity	772,995	63,484	709,511	389,641	115,423	193,435	11,012

	As of December 31, 2015

	Consolidated PFI	Closed Block Division	PFI Excluding Closed Block Division	U.S. Retirement Solutions & Investment Management Division	U.S. Individual Life & Group Insurance Division	International Insurance Division	Corporate and Other Operations
Assets:
Total investments	417,192	59,758	357,434	132,934	50,547	157,800	16,153
Deferred policy acquisition costs	16,718	373	16,345	5,048	5,064	6,554	(321)
Other assets	37,775	1,996	35,779	15,081	11,143	8,246	1,309
Separate account assets	285,570	—	285,570	242,058	44,446	2,553	(3,487)

Total assets	757,255	62,127	695,128	395,121	111,200	175,153	13,654

Liabilities:
Future policy benefits	224,384	49,539	174,845	63,585	15,053	91,931	4,276
Policyholders’ account balances	136,784	5,250	131,534	55,833	31,987	43,711	3
Debt	20,810	—	20,810	2,846	7,251	29	10,684
Other liabilities	47,784	8,747	39,037	15,524	6,633	14,865	2,015
Separate account liabilities	285,570	—	285,570	242,058	44,446	2,553	(3,487)

Total liabilities	715,332	63,536	651,796	379,846	105,370	153,089	13,491

Attributed Equity:
Accumulated other comprehensive income (loss)	12,285	2	12,283	576	504	12,897	(1,694)
Other attributed equity	29,605	(1,411)	31,016	14,686	5,326	9,119	1,885

Total attributed equity	41,890	(1,409)	43,299	15,262	5,830	22,016	191

Noncontrolling Interest	33	—	33	13	—	48	(28)

Total Equity	41,923	(1,409)	43,332	15,275	5,830	22,064	163

Total liabilities and equity	757,255	62,127	695,128	395,121	111,200	175,153	13,654

Prudential Financial, Inc. Quarterly Financial Supplement First Quarter 2016

SHORT-TERM AND LONG-TERM DEBT - UNAFFILIATED

(in millions)

	As of March 31, 2016				As of December 31, 2015
	Senior debt		Junior Subordinated Long-term Debt		Senior debt		Junior Subordinated Long-term Debt	Total Debt
	Short-term Debt	Long-term Debt		Total Debt	Short-term Debt	Long-term Debt
Borrowings by use of proceeds:
Capital Debt	85	5,735	5,813	11,633	194	5,875	5,811	11,880
Operating Debt - Investment related	365	6,469	—	6,834	438	6,573	—	7,011
Operating Debt - Specified businesses	519	1,001	—	1,520	584	770	—	1,354
Limited recourse and non-recourse borrowing	—	590	—	590	—	565	—	565

Total debt	969	13,795	5,813	20,577	1,216	13,783	5,811	20,810

	As of March 31, 2016				As of December 31, 2015
	Prudential Financial, Inc.	The Prudential Insurance Co. of America (1)(2)	Other Affiliates	Total	Prudential Financial, Inc.	The Prudential Insurance Co. of America (1)(2)	Other Affiliates	Total
Borrowings by sources:
Capital Debt	10,639	939	55	11,633	10,888	941	51	11,880
Operating Debt - Investment related	5,163	72	1,599	6,834	5,328	72	1,611	7,011
Operating Debt - Specified businesses	1,123	397	—	1,520	970	384	—	1,354
Limited recourse and non-recourse borrowing	—	590	—	590	—	565	—	565

Total debt	16,925	1,998	1,654	20,577	17,186	1,962	1,662	20,810

(1)	Includes Prudential Funding, LLC.
(2)	Capital debt at Prudential Insurance Co. of America includes $839 million and $841 million of surplus notes as of March 31, 2016 and December 31, 2015, respectively.

Prudential Financial, Inc. Quarterly Financial Supplement First Quarter 2016

COMBINED STATEMENTS OF OPERATIONS - U.S. RETIREMENT SOLUTIONS AND INVESTMENT MANAGEMENT DIVISION

(in millions)

Year-to-date		%		2015				2016
2016	2015	Change		1Q	2Q	3Q	4Q	1Q

			Revenues (1):
671	1,213	-45%	Premiums	1,213	1,939	688	3,005	671
675	720	-6%	Policy charges and fee income	720	740	718	707	675
1,198	1,217	-2%	Net investment income	1,217	1,186	1,205	1,188	1,198
1,164	1,248	-7%	Asset management fees, commissions and other income	1,248	1,291	1,197	1,198	1,164

3,708	4,398	-16%	Total revenues	4,398	5,156	3,808	6,098	3,708

			Benefits and Expenses (1):
1,171	1,616	-28%	Insurance and annuity benefits	1,616	2,330	1,216	3,502	1,171
453	450	1%	Interest credited to policyholders’ account balances	450	446	468	440	453
25	34	-26%	Interest expense	34	24	25	21	25
(110)	(120)	8%	Deferral of acquisition costs	(120)	(128)	(117)	(122)	(110)
155	99	57%	Amortization of acquisition costs	99	132	179	140	155
1,302	1,301	0%	General and administrative expenses	1,301	1,371	1,305	1,341	1,302

2,996	3,380	-11%	Total benefits and expenses	3,380	4,175	3,076	5,322	2,996

712	1,018	-30%	Adjusted operating income before income taxes	1,018	981	732	776	712

(1)	Revenues exclude realized investment gains, net of losses and related charges and adjustments, investment gains, net of losses, on trading account assets supporting insurance liabilities. Benefits and expenses exclude charges related to realized investment gains, net of losses and change in experience-rated contractholder liabilities due to asset value changes and include charges for income attributable to non controlling interests.

Prudential Financial, Inc. Quarterly Financial Supplement First Quarter 2016

COMBINING STATEMENTS OF OPERATIONS - U.S. RETIREMENT SOLUTIONS AND INVESTMENT MANAGEMENT DIVISION

(in millions)

	Three Months Ended March 31, 2016
	Total U.S. Retirement Solutions & Investment Management Division	Individual Annuities	Retirement	Asset Management
Revenues (1):
Premiums	671	32	639	—
Policy charges and fee income	675	620	55	—
Net investment income	1,198	161	1,019	18
Asset management fees, commissions and other income	1,164	296	180	688

Total revenues	3,708	1,109	1,893	706

Benefits and Expenses (1):
Insurance and annuity benefits	1,171	111	1,060	—
Interest credited to policyholders’ account balances	453	100	353	—
Interest expense	25	18	4	3
Deferral of acquisition costs	(110)	(100)	(7)	(3)
Amortization of acquisition costs	155	144	7	4
General and administrative expenses	1,302	508	257	537

Total benefits and expenses	2,996	781	1,674	541

Adjusted operating income before income taxes	712	328	219	165

	Three Months Ended March 31, 2015
	Total U.S. Retirement Solutions & Investment Management Division	Individual Annuities	Retirement	Asset Management
Revenues (1):
Premiums	1,213	29	1,184	—
Policy charges and fee income	720	669	51	—
Net investment income	1,217	151	1,041	25
Asset management fees, commissions and other income	1,248	338	202	708

Total revenues	4,398	1,187	2,478	733

Benefits and Expenses (1):
Insurance and annuity benefits	1,616	48	1,568	—
Interest credited to policyholders’ account balances	450	81	369	—
Interest expense	34	25	7	2
Deferral of acquisition costs	(120)	(109)	(8)	(3)
Amortization of acquisition costs	99	89	5	5
General and administrative expenses	1,301	524	253	524

Total benefits and expenses	3,380	658	2,194	528

Adjusted operating income before income taxes	1,018	529	284	205

(1)	Revenues exclude realized investment gains, net of losses and related charges and adjustments, investment gains, net of losses, on trading account assets supporting insurance liabilities. Benefits and expenses exclude charges related to realized investment gains, net of losses and change in experience-rated contractholder liabilities due to asset value changes and include charges for income attributable to non controlling interests.

Prudential Financial, Inc. Quarterly Financial Supplement First Quarter 2016

U.S. RETIREMENT SOLUTIONS AND INVESTMENT MANAGEMENT DIVISION - INDIVIDUAL ANNUITIES SALES RESULTS AND ACCOUNT VALUES

(in millions)

Year-to-date			2015				2016
2016	2015		1Q	2Q	3Q	4Q	1Q

		SALES AND ACCOUNT VALUES:

		Variable Annuities:
149,441	155,083	Beginning total account value	155,083	157,552	155,424	146,685	149,441
683	1,421	Sales: Highest Daily Suite - risk retained by Prudential(1)	1,421	846	735	680	683
374	—	Highest Daily Suite - externally reinsured living benefits	—	559	500	486	374
944	794	Other variable annuities (2)	794	921	880	910	944

2,001	2,215	Total sales	2,215	2,326	2,115	2,076	2,001
(1,748)	(2,167)	Surrenders and withdrawals	(2,167)	(2,170)	(1,965)	(1,989)	(1,748)

253	48	Net sales	48	156	150	87	253
(355)	(400)	Benefit payments	(400)	(390)	(400)	(351)	(355)

(102)	(352)	Net flows	(352)	(234)	(250)	(264)	(102)
764	3,713	Change in market value, interest credited, and other	3,713	(983)	(7,594)	3,909	764
(857)	(892)	Policy charges	(892)	(911)	(895)	(889)	(857)

149,246	157,552	Ending total account value	157,552	155,424	146,685	149,441	149,246

		Variable Annuities Account Value by Product:
111,229	119,801	Highest Daily Suite - risk retained by Prudential (1)	119,801	117,723	110,390	112,060	111,229
1,893	—	Highest Daily Suite - externally reinsured living benefits	—	553	1,011	1,513	1,893
36,124	37,751	Other variable annuities (2)	37,751	37,148	35,284	35,868	36,124

149,246	157,552	Ending total account value	157,552	155,424	146,685	149,441	149,246

		Fixed Annuities and other products (3):
3,504	3,581	Beginning total account value	3,581	3,575	3,552	3,532	3,504
16	12	Sales	12	15	8	13	16
(31)	(29)	Surrenders and withdrawals	(29)	(33)	(30)	(32)	(31)

(15)	(17)	Net redemptions	(17)	(18)	(22)	(19)	(15)
(88)	(88)	Benefit payments	(88)	(99)	(91)	(91)	(88)

(103)	(105)	Net flows	(105)	(117)	(113)	(110)	(103)
86	99	Interest credited and other	99	94	94	83	86
—	—	Policy charges	—	—	(1)	(1)	—

3,487	3,575	Ending total account value	3,575	3,552	3,532	3,504	3,487

		SALES BY DISTRIBUTION CHANNEL:

		Variable and Fixed Annuities (4):
580	638	Insurance Agents	638	673	611	627	580
385	394	Wirehouses	394	443	429	415	385
783	855	Independent Financial Planners	855	881	788	761	783
269	340	Bank Distribution	340	344	295	286	269

2,017	2,227	Total	2,227	2,341	2,123	2,089	2,017

(1)	Includes variable annuities with “Highest Daily” optional living benefits retained by Prudential and predecessor “Lifetime Five” feature.
(2)	Includes Prudential Defined Income (PDI), and products without guaranteed minimum income and withdrawal benefits.
(3)	Includes single premium immediate annuities.
(4)	Amounts represent gross sales.

Prudential Financial, Inc. Quarterly Financial Supplement First Quarter 2016

U.S. RETIREMENT SOLUTIONS AND INVESTMENT MANAGEMENT DIVISION - INDIVIDUAL ANNUITIES ACCOUNT VALUE ACTIVITY

(in millions)

Year-to-date			2015				2016
2016	2015		1Q	2Q	3Q	4Q	1Q

		INDIVIDUAL ANNUITIES:

		Account Values in General Account (1):
9,942	9,852	Beginning balance	9,852	9,728	9,724	10,030	9,942
238	308	Premiums and deposits	308	302	276	279	238
(141)	(198)	Surrenders and withdrawals	(198)	(184)	(176)	(146)	(141)

97	110	Net sales	110	118	100	133	97
(105)	(105)	Benefit payments	(105)	(123)	(109)	(109)	(105)

(8)	5	Net flows	5	(5)	(9)	24	(8)
64	64	Interest credited and other	64	63	66	70	64
19	(193)	Net transfers (to) from separate account	(193)	(61)	249	(181)	19
—	—	Policy charges	—	(1)	—	(1)	—

10,017	9,728	Ending balance	9,728	9,724	10,030	9,942	10,017

		Account Values in Separate Account (1):
143,003	148,812	Beginning balance	148,812	151,399	149,252	140,187	143,003
1,779	1,919	Premiums and deposits	1,919	2,039	1,847	1,810	1,779
(1,638)	(1,998)	Surrenders and withdrawals	(1,998)	(2,019)	(1,819)	(1,875)	(1,638)

141	(79)	Net sales (redemptions)	(79)	20	28	(65)	141
(338)	(383)	Benefit payments	(383)	(366)	(382)	(333)	(338)

(197)	(462)	Net flows	(462)	(346)	(354)	(398)	(197)
786	3,748	Change in market value, interest credited and other	3,748	(952)	(7,566)	3,922	786
(19)	193	Net transfers (to) from general account	193	61	(249)	181	(19)
(857)	(892)	Policy charges	(892)	(910)	(896)	(889)	(857)

142,716	151,399	Ending balance	151,399	149,252	140,187	143,003	142,716

(1)	Premiums and deposits, and surrenders and withdrawals, are classified within the general account and separate account for purposes of this presentation based on the allocation of customer funds. For example, premiums allocated by customers to separate account investments at the time of sale, while remitted through the company’s general account, are shown as separate account premium in this display, rather than as general account premium and transfers to the separate account.

Prudential Financial, Inc. Quarterly Financial Supplement First Quarter 2016

U.S. RETIREMENT SOLUTIONS AND INVESTMENT MANAGEMENT DIVISION - INDIVIDUAL ANNUITIES LIVING BENEFIT FEATURES

(in millions)

	2015				2016
	1Q	2Q	3Q	4Q	1Q

LIVING BENEFIT FEATURES ACCOUNT VALUE AND NET AMOUNT AT RISK (1):

Variable Annuity Account Values with Living Benefit Features
Guaranteed minimum accumulation benefits	5,594	5,276	4,933	4,767	4,658
Guaranteed minimum withdrawal benefits	707	666	588	578	552
Guaranteed minimum income benefits	3,271	3,151	2,861	2,870	2,780
Guaranteed minimum withdrawal & income benefits - risk retained by Prudential	123,093	121,358	114,539	116,724	116,818
Guaranteed minimum withdrawal & income benefits - externally reinsured	—	553	1,011	1,513	1,893

Total	132,665	131,004	123,932	126,452	126,701

Living Benefit Features Account Values by Product Design Type
Account Values with Auto-Rebalancing Feature - risk retained by Prudential	114,797	112,770	105,926	107,411	106,699
Account Values with Auto-Rebalancing Feature - externally reinsured	—	553	1,011	1,513	1,893
Account Values without Auto-Rebalancing Feature	17,868	17,681	16,995	17,528	18,109

Total	132,665	131,004	123,932	126,452	126,701

Living Benefit Features Net Amount at Risk by Product Design Type
Net Amount at Risk with Auto-Rebalancing Feature - risk retained by Prudential	1,880	2,350	4,259	4,019	4,395
Net Amount at Risk with Auto-Rebalancing Feature - externally reinsured	—	—	—	—	—
Net Amount at Risk without Auto-Rebalancing Feature	816	905	1,296	1,194	1,225

Total	2,696	3,255	5,555	5,213	5,620

(1)	At end of period.

Prudential Financial, Inc. Quarterly Financial Supplement First Quarter 2016

U.S. RETIREMENT SOLUTIONS AND INVESTMENT MANAGEMENT DIVISION - INDIVIDUAL ANNUITIES DEATH BENEFIT FEATURES

(in millions)

	2015				2016
	1Q	2Q	3Q	4Q	1Q

DEATH BENEFIT FEATURES ACCOUNT VALUE AND NET AMOUNT AT RISK (1):

Variable Annuity Account Values by Death Benefit Features
Return of net deposits:
Account value	119,854	118,425	112,070	114,402	114,662
Net amount at risk	377	470	894	737	648
Minimum return, anniversary contract value, or maximum contract value:
Account value	34,432	33,665	31,366	31,658	31,188
Net amount at risk	2,709	3,058	4,711	4,212	4,367

Death Benefit Features Account Values by Product Design Type
Account Values with Auto-Rebalancing Feature	114,797	113,323	106,937	108,924	108,592
Account Values without Auto-Rebalancing Feature	39,489	38,767	36,499	37,136	37,258

Total	154,286	152,090	143,436	146,060	145,850

Death Benefit Features Net Amount at Risk by Product Design Type
Net Amount at Risk with Auto-Rebalancing Feature	699	980	2,305	1,919	2,025
Net Amount at Risk without Auto-Rebalancing Feature	2,387	2,548	3,300	3,030	2,990

Total	3,086	3,528	5,605	4,949	5,015

(1)	At end of period.

Prudential Financial, Inc. Quarterly Financial Supplement First Quarter 2016

U.S. RETIREMENT SOLUTIONS AND INVESTMENT MANAGEMENT DIVISION - RETIREMENT SEGMENT SALES RESULTS AND ACCOUNT VALUES

(in millions)

Year-to-date			2015				2016
2016	2015		1Q	2Q	3Q	4Q	1Q

		RETIREMENT SEGMENT SALES AND ACCOUNT VALUES

		Full Service:
188,961	184,196	Beginning total account value	184,196	188,145	188,807	184,515	188,961
6,656	6,314	Deposits and sales	6,314	5,040	9,422	4,908	6,656
(5,286)	(6,229)	Withdrawals and benefits	(6,229)	(4,683)	(5,072)	(5,575)	(5,286)
622	3,864	Change in market value, interest credited, interest income and other activity	3,864	305	(8,642)	5,113	622

190,953	188,145	Ending total account value	188,145	188,807	184,515	188,961	190,953

1,370	85	Net additions (withdrawals)	85	357	4,350	(667)	1,370

		Stable value account values included above	44,733	45,007	45,731	45,971	46,865

		Institutional Investment Products:
179,964	179,641	Beginning total account value	179,641	177,120	183,798	181,662	179,964
2,061	969	Additions	969	9,147	2,031	3,425	2,061
(2,783)	(3,495)	Withdrawals and benefits	(3,495)	(3,808)	(3,940)	(4,145)	(2,783)
2,198	1,629	Change in market value, interest credited and interest income	1,629	83	1,106	658	2,198
(621)	(1,624)	Other (1)	(1,624)	1,256	(1,333)	(1,636)	(621)

180,819	177,120	Ending total account value	177,120	183,798	181,662	179,964	180,819

(722)	(2,526)	Net additions (withdrawals)	(2,526)	5,339	(1,909)	(720)	(722)

		Amounts included in ending total account value above:
68,624	69,113	Investment-only stable value wraps	69,113	67,958	68,097	66,827	68,624
32,364	29,176	Longevity reinsurance (2)	29,176	36,252	34,628	33,453	32,364
79,831	78,831	Group annuities and other products	78,831	79,588	78,937	79,684	79,831

180,819	177,120	Ending total account value	177,120	183,798	181,662	179,964	180,819

(1)	“Other” activity includes the effect of foreign exchange rate changes, as well as changes in asset balances for externally managed accounts.
(2)	Represents notional amounts based on present value of future benefits under longevity reinsurance contracts which have not been significantly pre-funded.

Prudential Financial, Inc. Quarterly Financial Supplement First Quarter 2016

U.S. RETIREMENT SOLUTIONS AND INVESTMENT MANAGEMENT DIVISION - SUPPLEMENTARY REVENUE AND ASSETS UNDER MANAGEMENT INFORMATION FOR ASSET MANAGEMENT SEGMENT

			Supplementary Revenue Information (in millions):
Year-to-date		%		2015				2016
2016	2015	Change		1Q	2Q	3Q	4Q	1Q

			Analysis of revenues by type:
524	530	-1%	Asset management fees	530	540	536	529	524
71	72	-1%	Other related revenues	72	52	49	68	71
111	131	-15%	Service, distribution and other revenues	131	184	119	134	111

706	733	-4%	Total Asset Management segment revenues	733	776	704	731	706

			Analysis of asset management fees by source:
242	228	6%	Institutional customers	228	230	234	231	242
169	189	-11%	Retail customers	189	197	191	187	169
113	113	0%	General account	113	113	111	111	113

524	530	-1%	Total asset management fees	530	540	536	529	524

Supplementary Assets Under Management Information (in billions):
	March 31, 2016
	Equity	Fixed Income	Real Estate	Total
Institutional customers	59.2	304.1	40.3	403.6
Retail customers	116.0	80.5	2.1	198.6
General account	6.4	392.4	2.0	400.8

Total	181.6	777.0	44.4	1,003.0

	March 31, 2015
	Equity	Fixed Income	Real Estate	Total
Institutional customers	65.4	278.7	36.8	380.9
Retail customers	129.7	66.4	2.3	198.4
General account	8.1	372.5	1.8	382.4

Total	203.2	717.6	40.9	961.7

Prudential Financial, Inc. Quarterly Financial Supplement First Quarter 2016

U.S. RETIREMENT SOLUTIONS AND INVESTMENT MANAGEMENT DIVISION - SUPPLEMENTARY ASSETS UNDER MANAGEMENT INFORMATION FOR ASSET MANAGEMENT SEGMENT

(in billions)

Year-to-date			2015				2016
2016	2015		1Q	2Q	3Q	4Q	1Q

		Institutional Customers - Assets Under Management:

		Assets gathered by Investment Management & Advisory Services sales force:
347.1	323.6	Beginning assets under management	323.6	334.1	335.9	338.6	347.1
12.5	16.8	Additions	16.8	18.3	15.5	16.3	12.5
(15.1)	(13.1)	Withdrawals	(13.1)	(11.5)	(10.8)	(10.3)	(15.1)
12.7	6.6	Change in market value	6.6	(5.0)	(1.7)	2.2	12.7
(1.0)	0.2	Net money market flows	0.2	—	(0.2)	0.3	(1.0)
3.1	—	Other (1)	—	—	(0.1)	—	3.1

359.3	334.1	Ending assets under management	334.1	335.9	338.6	347.1	359.3
44.3	46.8	Affiliated institutional assets under management	46.8	44.7	42.3	42.0	44.3

403.6	380.9	Total assets managed for institutional customers at end of period	380.9	380.6	380.9	389.1	403.6

(2.6)	3.7	Net institutional additions (withdrawals), excluding money market activity	3.7	6.8	4.7	6.0	(2.6)

		Retail Customers - Assets Under Management:

		Assets gathered by Investment Management & Advisory Services sales force:
128.9	126.8	Beginning assets under management	126.8	135.1	135.2	125.9	128.9
10.2	13.1	Additions	13.1	10.3	8.2	9.3	10.2
(10.7)	(9.1)	Withdrawals	(9.1)	(10.7)	(9.8)	(10.5)	(10.7)
(1.2)	4.3	Change in market value	4.3	0.5	(7.6)	4.2	(1.2)
(0.1)	—	Net money market flows	—	—	—	—	(0.1)
0.7	—	Other (1)	—	—	(0.1)	—	0.7

127.8	135.1	Ending assets under management	135.1	135.2	125.9	128.9	127.8
70.8	63.3	Affiliated retail assets under management	63.3	64.0	63.0	68.4	70.8

198.6	198.4	Total assets managed for retail customers at end of period	198.4	199.2	188.9	197.3	198.6

(0.5)	4.0	Net retail additions (withdrawals), excluding money market activity	4.0	(0.4)	(1.6)	(1.2)	(0.5)

(1)	“Other” activity represents transfers from the Retirement Segment as a result of changes in the client contract form, impact of acquired business of $3.4B as of March 4, 2016 and FX related to International assets under management.

Prudential Financial, Inc. Quarterly Financial Supplement First Quarter 2016

COMBINED STATEMENTS OF OPERATIONS - U.S. INDIVIDUAL LIFE AND GROUP INSURANCE DIVISION

(in millions)

Year-to-date		%		2015				2016
2016	2015	Change		1Q	2Q	3Q	4Q	1Q

			Revenues (1):
1,219	1,188	3%	Premiums	1,188	1,200	1,203	1,190	1,219
719	705	2%	Policy charges and fee income	705	516	717	699	719
582	549	6%	Net investment income	549	551	593	562	582
166	186	-11%	Asset management fees, commissions and other income	186	184	156	177	166

2,686	2,628	2%	Total revenues	2,628	2,451	2,669	2,628	2,686

			Benefits and Expenses (1):
1,634	1,598	2%	Insurance and annuity benefits	1,598	1,471	1,507	1,570	1,634
227	210	8%	Interest credited to policyholders’ account balances	210	237	228	226	227
142	136	4%	Interest expense	136	140	142	140	142
(162)	(139)	-17%	Deferral of acquisition costs	(139)	(157)	(166)	(198)	(162)
78	88	-11%	Amortization of acquisition costs	88	(127)	98	80	78
621	589	5%	General and administrative expenses	589	575	633	684	621

2,540	2,482	2%	Total benefits and expenses	2,482	2,139	2,442	2,502	2,540

146	146	0%	Adjusted operating income before income taxes	146	312	227	126	146

(1)	Revenues exclude realized investment gains, net of losses and related charges and adjustments. Benefits and expenses exclude charges related to realized investment gains, net of losses.

Prudential Financial, Inc. Quarterly Financial Supplement First Quarter 2016

COMBINING STATEMENTS OF OPERATIONS - U.S. INDIVIDUAL LIFE AND GROUP INSURANCE DIVISION

(in millions)

	Three Months Ended March 31, 2016
	Total U.S. Individual Life & Group Insurance Division	Individual Life	Group Insurance
Revenues (1):
Premiums	1,219	210	1,009
Policy charges and fee income	719	570	149
Net investment income	582	436	146
Asset management fees, commissions and other income	166	150	16

Total revenues	2,686	1,366	1,320

Benefits and Expenses (1):
Insurance and annuity benefits	1,634	614	1,020
Interest credited to policyholders’ account balances	227	164	63
Interest expense	142	141	1
Deferral of acquisition costs	(162)	(162)	—
Amortization of acquisition costs	78	77	1
General and administrative expenses	621	412	209

Total benefits and expenses	2,540	1,246	1,294

Adjusted operating income before income taxes	146	120	26

	Three Months Ended March 31, 2015
	Total U.S. Individual Life & Group Insurance Division	Individual Life	Group Insurance
Revenues (1):
Premiums	1,188	232	956
Policy charges and fee income	705	563	142
Net investment income	549	403	146
Asset management fees, commissions and other income	186	153	33

Total revenues	2,628	1,351	1,277

Benefits and Expenses (1):
Insurance and annuity benefits	1,598	615	983
Interest credited to policyholders’ account balances	210	155	55
Interest expense	136	134	2
Deferral of acquisition costs	(139)	(139)	—
Amortization of acquisition costs	88	86	2
General and administrative expenses	589	384	205

Total benefits and expenses	2,482	1,235	1,247

Adjusted operating income before income taxes	146	116	30

(1)	Revenues exclude realized investment gains, net of losses and related charges and adjustments. Benefits and expenses exclude charges related to realized investment gains, net of losses.

Prudential Financial, Inc. Quarterly Financial Supplement First Quarter 2016

U.S. INDIVIDUAL LIFE AND GROUP INSURANCE DIVISION - INDIVIDUAL LIFE ANNUALIZED NEW BUSINESS PREMIUMS, ACCOUNT VALUE ACTIVITY, AND FACE AMOUNT IN FORCE

(in millions)

Year-to-date			2015				2016
2016	2015		1Q	2Q	3Q	4Q	1Q

		ANNUALIZED NEW BUSINESS PREMIUMS (1) :

48	49	Term life	49	52	51	52	48
51	40	Guaranteed Universal life	40	48	59	73	51
20	17	Other Universal life	17	17	23	32	20
26	18	Variable life	18	13	25	22	26

145	124	Total	124	130	158	179	145

		ANNUALIZED NEW BUSINESS PREMIUMS BY DISTRIBUTION CHANNEL (1):

29	25	Prudential Agents	25	27	30	31	29
116	99	Third party distribution	99	103	128	148	116

145	124	Total	124	130	158	179	145

		ACCOUNT VALUE ACTIVITY:

		Policyholders’ Account Balances (2):
24,487	22,526	Beginning balance	22,526	22,617	23,734	23,922	24,487
809	737	Premiums and deposits	737	830	762	890	809
(251)	(267)	Surrenders and withdrawals	(267)	(277)	(246)	(242)	(251)

558	470	Net sales	470	553	516	648	558
(125)	(137)	Benefit payments	(137)	(128)	(118)	(109)	(125)

433	333	Net flows	333	425	398	539	433
(224)	(29)	Interest credited and other	(29)	895	31	296	(224)
99	115	Net transfers from separate account	115	124	106	87	99
(358)	(328)	Policy charges	(328)	(324)	(350)	(357)	(358)
—	—	Acquisition	—	(3)	3	—	—

24,437	22,617	Ending balance	22,617	23,734	23,922	24,487	24,437

		Separate Account Liabilities:
27,027	27,888	Beginning balance	27,888	28,246	28,055	26,183	27,027
456	391	Premiums and deposits	391	307	291	420	456
(217)	(214)	Surrenders and withdrawals	(214)	(225)	(204)	(239)	(217)

239	177	Net sales	177	82	87	181	239
(51)	(34)	Benefit payments	(34)	(42)	(26)	(42)	(51)

188	143	Net flows	143	40	61	139	188
(5)	563	Change in market value, interest credited and other	563	124	(1,598)	1,020	(5)
(99)	(115)	Net transfers to general account	(115)	(124)	(106)	(87)	(99)
(224)	(233)	Policy charges	(233)	(231)	(229)	(228)	(224)
—	—	Acquisition	—	—	—	—	—

26,887	28,246	Ending balance	28,246	28,055	26,183	27,027	26,887

		FACE AMOUNT IN FORCE (3):

		Term life	659,900	670,043	679,979	689,527	697,687
		Guaranteed Universal life	111,756	114,212	117,360	121,290	124,061
		Other Universal life	43,165	43,213	43,469	44,051	44,203
		Variable life	168,000	166,490	164,363	164,020	162,960

		Total	982,820	993,958	1,005,171	1,018,889	1,028,910

(1)	Excludes corporate-owned life insurance.
(2)	Includes fixed rate funds, alliance deposits, supplementary contracts and deferred revenues on variable products.
(3)	At end of period; before reinsurance ceded.

Prudential Financial, Inc. Quarterly Financial Supplement First Quarter 2016

U.S. INDIVIDUAL LIFE AND GROUP INSURANCE DIVISION - SUPPLEMENTARY INFORMATION FOR GROUP INSURANCE

(dollar amounts in millions)

Year-to-date			2015				2016
2016	2015		1Q	2Q	3Q	4Q	1Q

		GROUP INSURANCE ANNUALIZED NEW BUSINESS PREMIUMS:
232	131	Group life	131	10	38	25	232
79	31	Group disability	31	14	19	5	79

311	162	Total	162	24	57	30	311

		Future Policy Benefits (1) (2):
		Group life	2,156	2,083	1,994	2,185	2,103
		Group disability	30	21	11	3	29

		Total	2,186	2,104	2,005	2,188	2,132

		Policyholders’ Account Balances (1):
		Group life	8,025	8,120	8,234	8,359	8,271
		Group disability	231	264	200	210	216

		Total	8,256	8,384	8,434	8,569	8,487

		Separate Account Liabilities (1):
		Group life	26,764	24,550	23,646	23,292	24,339
		Group disability	—	—	—	—	—

		Total	26,764	24,550	23,646	23,292	24,339

		Group Life Insurance:
1,009	978	Gross premiums, policy charges and fee income (3)	978	1,006	974	982	1,009
955	918	Earned premiums, policy charges and fee income	918	955	926	932	955
89.4%	92.8%	Benefits ratio (4)	92.8%	88.3%	88.6%	87.1%	89.4%
10.8%	10.6%	Administrative operating expense ratio	10.6%	10.5%	10.8%	12.2%	10.8%
		Persistency ratio	92.8%	92.6%	92.0%	91.3%	96.1%

		Group Disability Insurance:
216	199	Gross premiums, policy charges and fee income (3)	199	205	213	196	216
203	180	Earned premiums, policy charges and fee income	180	172	197	188	203
82.2%	72.2%	Benefits ratio (5)	72.2%	76.3%	81.8%	85.3%	82.2%
31.9%	32.7%	Administrative operating expense ratio	32.7%	34.1%	32.7%	36.9%	31.9%
		Persistency ratio	89.5%	88.6%	87.7%	87.0%	94.9%

		Total Group Insurance (6):
88.1%	89.4%	Benefits ratio	89.4%	86.5%	87.4%	86.8%	88.1%

(1)	As of end of period.
(2)	The amounts shown exclude liabilities for unpaid claims and claim adjustment expenses.
(3)	Before returns of premiums to participating policyholders for favorable claims experience.
(4)	Group Life Insurance benefit ratios excluding market driven and discrete items. See Group Insurance Benefit Ratios definition for historical information. Benefit ratios including market driven and discrete items are 89.4%, 87.1%, 88.6%, 86.5%, and 92.8% for the three months ended March 31, 2016, December 31, 2015, September 30, 2015, June 30, 2015, and March 31, 2015, respectively, and 89.4%, and 92.8% for year-to-date March 2016 and 2015, respectively.
(5)	Group Disability Insurance benefit ratios excluding market driven and discrete items. See Group Insurance Benefit Ratios definition for historical information. Benefits ratios including market driven and discrete items are 82.2%, 85.3%, 81.8%, 61.6%, and 72.2% for the three months ended March 31, 2016, December 31, 2015, September 30, 2015, June 30, 2015, and March 31, 2015, respectively, and 82.2%, and 72.2% for year-to-date March 2016 and 2015, respectively.
(6)	Group Insurance benefit ratios excluding market driven and discrete items. See Group Insurance Benefit Ratios definition for historical information. Benefits ratios including market driven and discrete items are 88.1%, 86.8%, 87.4%, 82.7%, and 89.4% for the three months ended March 31, 2016, December 31, 2015, September 30, 2015, June 30, 2015, and March 31, 2015, respectively, and 88.1%, and 89.4% for year-to-date March 2016 and 2015, respectively.

Prudential Financial, Inc. Quarterly Financial Supplement First Quarter 2016

DEFERRED POLICY ACQUISITION COSTS & DEFERRED SALES INDUCEMENTS - INDIVIDUAL ANNUITIES, INDIVIDUAL LIFE AND GROUP INSURANCE

(in millions)

Year-to-date			2015				2016
2016	2015		1Q	2Q	3Q	4Q	1Q

		DEFERRED POLICY ACQUISITION COSTS

		INDIVIDUAL ANNUITIES:
4,916	5,376	Beginning balance	5,376	5,046	5,186	4,735	4,916
100	109	Capitalization	109	112	104	105	100
(144)	(89)	Amortization - operating results	(89)	(92)	(163)	(121)	(144)
(717)	(343)	Amortization - realized investment gains and losses	(343)	89	(399)	178	(717)
(25)	(7)	Impact of unrealized (gains) or losses on AFS securities	(7)	31	7	19	(25)
—	—	Other	—	—	—	—	—

4,130	5,046	Ending balance	5,046	5,186	4,735	4,916	4,130

		INDIVIDUAL LIFE INSURANCE:
4,883	4,056	Beginning balance	4,056	3,985	4,652	4,683	4,883
162	139	Capitalization	139	148	166	197	162
(77)	(86)	Amortization - operating results	(86)	128	(97)	(78)	(77)
(26)	(23)	Amortization - realized investment gains and losses	(23)	37	(22)	9	(26)
(215)	(101)	Impact of unrealized (gains) or losses on AFS securities	(101)	354	(16)	72	(215)

4,727	3,985	Ending balance	3,985	4,652	4,683	4,883	4,727

		GROUP INSURANCE:
181	177	Beginning balance	177	175	183	182	181
—	—	Capitalization	—	9	—	1	—
(1)	(2)	Amortization - operating results	(2)	(1)	(1)	(2)	(1)
—	—	Amortization - realized investment gains and losses	—	—	—	—	—
—	—	Impact of unrealized losses on AFS securities	—	—	—	—	—

180	175	Ending balance	175	183	182	181	180

		DEFERRED SALES INDUCEMENTS
		INDIVIDUAL ANNUITIES:
1,188	1,513	Beginning balance	1,513	1,367	1,377	1,176	1,188
1	3	Capitalization	3	2	1	2	1
(51)	(31)	Amortization - operating results	(31)	(30)	(56)	(45)	(51)
(216)	(118)	Amortization - realized investment gains and losses	(118)	29	(148)	50	(216)
(6)	—	Impact of unrealized (gains) or losses on AFS securities	—	9	2	5	(6)
—	—	Other	—	—	—	—	—

916	1,367	Ending balance	1,367	1,377	1,176	1,188	916

Prudential Financial, Inc. Quarterly Financial Supplement First Quarter 2016

COMBINED STATEMENTS OF OPERATIONS - INTERNATIONAL INSURANCE DIVISION

(in millions)

Year-to-date		% Change		2015				2016
2016	2015			1Q	2Q	3Q	4Q	1Q

			Revenues (1):
3,696	3,519	5%	Premiums	3,519	3,633	3,385	3,307	3,696
130	140	-7%	Policy charges and fee income	140	139	129	122	130
1,120	1,099	2%	Net investment income	1,099	1,099	1,081	1,078	1,120
98	148	-34%	Asset management fees, commissions and other income	148	166	155	164	98

5,044	4,906	3%	Total revenues	4,906	5,037	4,750	4,671	5,044

			Benefits and Expenses (1):
3,173	3,002	6%	Insurance and annuity benefits	3,002	3,133	2,904	2,833	3,173
227	224	1%	Interest credited to policyholders’ account balances	224	224	219	213	227
2	1	100%	Interest expense	1	1	2	1	2
(426)	(401)	-6%	Deferral of acquisition costs	(401)	(395)	(382)	(387)	(426)
260	252	3%	Amortization of acquisition costs	252	255	249	233	260
1,029	994	4%	General and administrative expenses	994	977	946	1,040	1,029

4,265	4,072	5%	Total benefits and expenses	4,072	4,195	3,938	3,933	4,265

779	834	-7%	Adjusted operating income before income taxes	834	842	812	738	779

(1)	Revenues exclude realized investment gains, net of losses and related charges and adjustments, investment gains, net of losses, on trading account assets supporting insurance liabilities and include revenues representing equity in earnings of operating joint ventures. Benefits and expenses exclude charges related to realized investment gains, net of losses and change in experience-rated contractholder liabilities due to asset value changes and include charges for income attributable to non controlling interests.

Prudential Financial, Inc. Quarterly Financial Supplement First Quarter 2016

COMBINING STATEMENTS OF OPERATIONS - INTERNATIONAL INSURANCE DIVISION

(in millions)

	Three Months Ended March 31, 2016
	Total International Insurance Division	International Insurance - Life Planner Operations	International Insurance - Gibraltar Life & Other Operations
Revenues (1):
Premiums	3,696	1,940	1,756
Policy charges and fee income	130	92	38
Net investment income	1,120	464	656
Asset management fees, commissions and other income	98	63	35

Total revenues	5,044	2,559	2,485

Benefits and Expenses (1):
Insurance and annuity benefits	3,173	1,709	1,464
Interest credited to policyholders’ account balances	227	59	168
Interest expense	2	1	1
Deferral of acquisition costs	(426)	(213)	(213)
Amortization of acquisition costs	260	131	129
General and administrative expenses	1,029	462	567

Total benefits and expenses	4,265	2,149	2,116

Adjusted operating income before income taxes	779	410	369

	Three Months Ended March 31, 2015
	Total International Insurance Division	International Insurance - Life Planner Operations	International Insurance - Gibraltar Life & Other Operations
Revenues (1):
Premiums	3,519	1,830	1,689
Policy charges and fee income	140	87	53
Net investment income	1,099	434	665
Asset management fees, commissions and other income	148	91	57

Total revenues	4,906	2,442	2,464

Benefits and Expenses (1):
Insurance and annuity benefits	3,002	1,591	1,411
Interest credited to policyholders’ account balances	224	55	169
Interest expense	1	1	—
Deferral of acquisition costs	(401)	(209)	(192)
Amortization of acquisition costs	252	128	124
General and administrative expenses	994	437	557

Total benefits and expenses	4,072	2,003	2,069

Adjusted operating income before income taxes	834	439	395

(1)	Revenues exclude realized investment gains, net of losses and related charges and adjustments, investment gains, net of losses, on trading account assets supporting insurance liabilities and include revenues representing equity in earnings of operating joint ventures. Benefits and expenses exclude charges related to realized investment gains, net of losses and change in experience-rated contractholder liabilities due to asset value changes and include charges for income attributable to non controlling interests.

Prudential Financial, Inc. Quarterly Financial Supplement First Quarter 2016

INTERNATIONAL INSURANCE DIVISION - SALES RESULTS AND SUPPLEMENTARY INFORMATION

(in millions)

Year-to-date			2015				2016
2016	2015		1Q	2Q	3Q	4Q	1Q

		INTERNATIONAL INSURANCE OPERATING DATA:

		Actual exchange rate basis (1):

		Net premiums, policy charges and fee income:
1,583	1,470	Japan, excluding Gibraltar Life	1,470	1,257	1,285	1,239	1,583
1,794	1,742	Gibraltar Life	1,742	2,060	1,786	1,719	1,794
449	447	All other countries	447	455	443	471	449

3,826	3,659	Total	3,659	3,772	3,514	3,429	3,826

		Annualized new business premiums:
237	199	Japan, excluding Gibraltar Life	199	146	160	164	237
409	357	Gibraltar Life	357	413	408	370	409
98	117	All other countries	117	112	103	116	98

744	673	Total	673	671	671	650	744

		Annualized new business premiums by distribution channel:
335	316	Life Planner Operations	316	258	263	280	335
161	146	Gibraltar Life Consultants	146	172	162	150	161
194	153	Banks	153	174	186	166	194
54	58	Independent Agency	58	67	60	54	54

744	673	Total	673	671	671	650	744

		Constant exchange rate basis (2):
		Net premiums, policy charges and fee income:

1,677	1,603	Japan, excluding Gibraltar Life	1,603	1,380	1,425	1,364	1,677
1,921	1,878	Gibraltar Life	1,878	2,239	1,969	1,870	1,921
480	434	All other countries	434	441	461	492	480

4,078	3,915	Total	3,915	4,060	3,855	3,726	4,078

		Annualized new business premiums:
250	217	Japan, excluding Gibraltar Life	217	162	177	181	250
425	369	Gibraltar Life	369	428	432	390	425
106	109	All other countries	109	107	107	121	106

781	695	Total	695	697	716	692	781

		Annualized new business premiums by distribution channel:
356	326	Life Planner Operations	326	269	284	302	356
169	153	Gibraltar Life Consultants	153	179	175	161	169
199	157	Banks	157	178	194	172	199
57	59	Independent Agency	59	71	63	57	57

781	695	Total	695	697	716	692	781

(1)	Translated based on applicable average exchange rates for the period shown.
(2)	Foreign denominated activity translated to U.S. dollars at uniform exchange rates for all periods presented, including Japanese yen 106 per U.S. dollar and Korean won 1100 per U.S. dollar. U.S. dollar-denominated activity is included based on the amounts as transacted in U.S. dollars.

Prudential Financial, Inc. Quarterly Financial Supplement First Quarter 2016

INTERNATIONAL INSURANCE DIVISION - SALES RESULTS AND SUPPLEMENTARY INFORMATION

	2015				2016
	1Q	2Q	3Q	4Q	1Q

Face amount of individual policies in force at end of period (in billions) (1) (2):
(Constant exchange rate basis)
Japan, excluding Gibraltar Life	307	310	313	316	321
Gibraltar Life	327	328	330	331	334
All other countries	113	114	115	118	119

Total	747	752	758	765	774

Number of individual policies in force at end of period (in thousands) (2):
Japan, excluding Gibraltar Life	3,162	3,194	3,234	3,278	3,341
Gibraltar Life	7,189	7,149	7,146	7,146	7,150
All other countries	1,880	1,911	1,944	1,980	2,007

Total	12,231	12,254	12,324	12,404	12,498

International life insurance policy persistency:

Life Planner Operations:
13 months	92.3%	92.0%	92.6%	92.8%	93.0%
25 months	85.9%	85.7%	85.5%	85.4%	85.6%

Gibraltar Life (3):
13 months	92.0%	92.4%	92.6%	92.9%	93.2%
25 months	82.7%	82.8%	83.4%	84.0%	84.8%

Number of Life Planners at end of period:
Japan	3,436	3,385	3,478	3,528	3,650
All other countries	4,033	4,030	4,031	4,064	3,958

Total Life Planners	7,469	7,415	7,509	7,592	7,608

Gibraltar Life Consultants	8,645	8,565	8,593	8,805	8,781

(1)	Foreign denominated activity translated to U.S. dollars at uniform exchange rates for all periods presented, including Japanese yen 106 per U.S. dollar and Korean won 1100 per U.S. dollar. U.S. dollar-denominated activity is included based on the amounts as transacted in U.S. dollars.
(2)	Direct business only; policy count includes annuities.
(3)	Reflects business sold by Life Consultants and Independent Agents.

Prudential Financial, Inc. Quarterly Financial Supplement First Quarter 2016

INVESTMENT PORTFOLIO COMPOSITION

(in millions)

	March 31, 2016				December 31, 2015
	Total Portfolio	Closed Block Division	PFI Excluding Closed Block Division		Total Portfolio	Closed Block Division	PFI Excluding Closed Block Division
			Amount	% of Total			Amount	% of Total
Fixed maturities:
Public, available-for-sale, at fair value	263,592	24,935	238,657	65.5%	240,133	23,505	216,628	63.1%
Public, held-to-maturity, at amortized cost	1,917	—	1,917	0.5%	1,834	—	1,834	0.5%
Private, available-for-sale, at fair value	50,751	14,489	36,262	9.9%	50,057	14,290	35,767	10.4%
Private, held-to-maturity, at amortized cost	494	—	494	0.1%	474	—	474	0.1%
Trading account assets supporting insurance liabilities, at fair value	21,447	—	21,447	5.9%	20,522	—	20,522	6.0%
Other trading account assets, at fair value	1,904	294	1,610	0.4%	1,849	288	1,561	0.5%
Equity securities, available-for-sale, at fair value	9,388	2,574	6,814	1.9%	9,263	2,726	6,537	1.9%
Commercial mortgage and other loans, at book value	50,470	9,695	40,775	11.2%	50,257	9,771	40,486	11.8%
Policy loans, at outstanding balance	11,805	4,763	7,042	1.9%	11,657	4,790	6,867	2.0%
Other long-term investments (1)	9,869	2,942	6,927	1.9%	9,470	2,921	6,549	1.9%
Short-term investments	3,479	646	2,833	0.8%	7,717	1,467	6,250	1.8%

Subtotal (2)	425,116	60,338	364,778	100.0%	403,233	59,758	343,475	100.0%

Invested assets of other entities and operations (3)	7,304	—	7,304		13,959	—	13,959

Total investments	432,420	60,338	372,082		417,192	59,758	357,434

Fixed Maturities by Credit Quality (2):

	March 31, 2016					December 31, 2015
	PFI Excluding Closed Block Division					PFI Excluding Closed Block Division
	Amortized Cost	Gross Unrealized Gains	Gross Unrealized Losses	Fair Value	% of Total	Amortized Cost	Gross Unrealized Gains	Gross Unrealized Losses	Fair Value	% of Total
Public Fixed Maturities:

NAIC Rating (4)
1	176,193	31,205	566	206,832	85.9%	166,400	21,997	1,271	187,126	85.6%
2	25,253	2,548	591	27,210	11.3%	24,238	2,260	1,044	25,454	11.6%

Subtotal - High or Highest Quality Securities	201,446	33,753	1,157	234,042	97.2%	190,638	24,257	2,315	212,580	97.2%

3	4,630	259	206	4,683	1.9%	3,870	320	149	4,041	1.8%
4	1,771	82	101	1,752	0.7%	1,591	142	59	1,674	0.8%
5	204	52	7	249	0.1%	176	67	3	240	0.1%
6	219	18	1	236	0.1%	199	11	1	209	0.1%

Subtotal - Other Securities	6,824	411	315	6,920	2.8%	5,836	540	212	6,164	2.8%

Total	208,270	34,164	1,472	240,962	100.0%	196,474	24,797	2,527	218,744	100.0%

Private Fixed Maturities:
NAIC Rating (4)
1	10,859	815	110	11,564	31.4%	10,950	786	174	11,562	31.9%
2	19,678	1,396	360	20,714	56.3%	19,493	1,438	501	20,430	56.3%

Subtotal - High or Highest Quality Securities	30,537	2,211	470	32,278	87.7%	30,443	2,224	675	31,992	88.2%

3	3,502	106	201	3,407	9.3%	3,215	88	143	3,160	8.7%
4	617	11	24	604	1.6%	741	8	41	708	2.0%
5	244	14	11	247	0.7%	239	11	9	241	0.7%
6	275	12	25	262	0.7%	168	9	3	174	0.4%

Subtotal - Other Securities	4,638	143	261	4,520	12.3%	4,363	116	196	4,283	11.8%

Total	35,175	2,354	731	36,798	100.0%	34,806	2,340	871	36,275	100.0%

(1)	Other long-term investments consist of real estate and non-real estate related investments in joint ventures and partnerships, investment real estate held through direct ownership, and other miscellaneous investments.
(2)	Excludes (i) assets of our asset management operations, including assets managed for third parties, (ii) derivative operations and (iii) those assets classified as “Separate account assets” on our balance sheet.
(3)	Includes invested assets of our asset management and derivative operations. Excludes assets of our asset management operations managed for third parties and those assets classified as “Separate account assets” on our balance sheet.
(4)	Reflects equivalent ratings for investments of the international insurance operations. Includes, as of March 31, 2016 and December 31, 2015, 924 securities with amortized cost of $4,683 million (fair value $4,817 million) and 938 securities with amortized cost of $4,253 million (fair value $4,325 million), respectively, that have been categorized based on expected NAIC designations pending receipt of SVO ratings.

Prudential Financial, Inc. Quarterly Financial Supplement First Quarter 2016

INVESTMENT PORTFOLIO COMPOSITION (1)

(in millions)

	March 31, 2016		December 31, 2015
	Amount	% of Total	Amount	% of Total
Japanese Insurance Operations (2):
Fixed maturities:
Public, available-for-sale, at fair value	122,702	79.0%	109,257	77.6%
Public, held-to-maturity, at amortized cost	1,917	1.2%	1,834	1.3%
Private, available-for-sale, at fair value	9,977	6.5%	9,747	6.9%
Private, held-to-maturity, at amortized cost	494	0.3%	474	0.3%
Trading account assets supporting insurance liabilities, at fair value	2,069	1.3%	2,020	1.4%
Other trading account assets, at fair value	585	0.4%	647	0.5%
Equity securities, available-for-sale, at fair value	2,699	1.7%	2,660	1.9%
Commercial mortgage and other loans, at book value	10,085	6.5%	9,756	6.9%
Policy loans, at outstanding balance	2,364	1.5%	2,208	1.6%
Other long-term investments (3)	2,381	1.5%	1,742	1.3%
Short-term investments	217	0.1%	417	0.3%

Total	155,490	100.0%	140,762	100.0%

	March 31, 2016		December 31, 2015
	Amount	% of Total	Amount	% of Total
Excluding Japanese Insurance Operations (2):
Fixed maturities:
Public, available-for-sale, at fair value	115,955	55.3%	107,371	53.0%
Public, held-to-maturity, at amortized cost	—	0.0%	—	0.0%
Private, available-for-sale, at fair value	26,285	12.6%	26,020	12.8%
Private, held-to-maturity, at amortized cost	—	0.0%	—	0.0%
Trading account assets supporting insurance liabilities, at fair value	19,378	9.3%	18,502	9.1%
Other trading account assets, at fair value	1,025	0.5%	914	0.4%
Equity securities, available-for-sale, at fair value	4,115	2.0%	3,877	1.9%
Commercial mortgage and other loans, at book value	30,690	14.7%	30,730	15.2%
Policy loans, at outstanding balance	4,678	2.2%	4,659	2.3%
Other long-term investments (3)	4,546	2.2%	4,807	2.4%
Short-term investments	2,616	1.2%	5,833	2.9%

Total	209,288	100.0%	202,713	100.0%

(1)	Excludes Closed Block Division.
(2)	Excludes assets classified as “Separate account assets” on our balance sheet.
(3)	Other long-term investments consist of real estate and non-real estate related investments in joint ventures and partnerships, investment real estate held through direct ownership, derivatives and other miscellaneous investments.

Prudential Financial, Inc. Quarterly Financial Supplement First Quarter 2016

INVESTMENT RESULTS (1)

(in millions)

	Three Months Ended March 31
	2016			2015
	Investment Income		Realized Gains / (Losses)	Investment Income		Realized Gains / (Losses)
	Yield (4)	Amount		Yield (4)	Amount
General Account (2)
Fixed maturities	3.90%	2,268	(37)	3.96%	2,200	346
Equity securities	5.02%	64	(5)	5.21%	61	45
Commercial mortgage and other loans	4.30%	378	14	4.40%	352	5
Policy loans	4.85%	84	—	4.88%	83	—
Short-term investments and cash equivalents	0.59%	27	—	0.22%	9	—
Other investments	3.13%	65	1,986	7.85%	169	1,545

Gross investment income before investment expenses	3.78%	2,886	1,958	3.96%	2,874	1,941
Investment expenses	-0.14%	(96)	—	-0.15%	(93)	—

Subtotal	3.64%	2,790	1,958	3.81%	2,781	1,941

Investment results of other entities and operations (3)		268	21		279	47
Less, investment income related to adjusted operating income reconciling items		(41)			(55)

Total		3,017	1,979		3,005	1,988

(1)	Excludes Closed Block Division.
(2)	Excludes commercial loans and trading account assets supporting insurance liabilities where the investment results generally accrue to contractholders, derivative operations, assets of our asset management operations, including assets managed for third parties, and those assets classified as “Separate account assets” on our balance sheet. Realized gains / (losses) for Other investments includes changes in fair value of product-related and other derivatives and embedded derivatives.
(3)	Includes invested income of commercial loans, trading account assets supporting insurance liabilities where the investment results generally accrue to contractholders and our asset management and derivative operations.
(4)	Yields are based on net investment income as reported under U.S. GAAP and as such do not include certain interest related items, such as settlements of duration management swaps which are reported in realized investment gains and losses and included in adjusted operating income. Yields are annualized, for interim periods, and are based on quarterly average carrying values except for fixed maturities, equity securities and securities lending activity. Yields for fixed maturities are based on amortized cost. Yields for equity securities are based on cost. Yields for fixed maturities and short-term investments and cash equivalents are calculated net of liabilities and rebate expenses corresponding to securities lending activity. Yields exclude investment income and assets related to commercial loans and trading account assets supporting insurance liabilities where the investment results generally accrue to contractholders and investment income on assets other than those included in invested assets.

Prudential Financial, Inc. Quarterly Financial Supplement First Quarter 2016

INVESTMENT RESULTS - JAPANESE INSURANCE OPERATIONS

(in millions)

	Three Months Ended March 31
	2016			2015
	Investment Income		Realized Gains / (Losses)	Investment Income		Realized Gains / (Losses)
	Yield (1)	Amount		Yield (1)	Amount
Japanese Insurance Operations:
Fixed maturities	3.10%	815	185	3.16%	789	318
Equity securities	3.59%	14	5	3.65%	14	7
Commercial mortgage and other loans	4.38%	108	6	4.43%	92	1
Policy loans	3.86%	22	—	3.82%	21	—
Short-term investments and cash equivalents	0.90%	2	—	0.29%	1	—
Other investments (2)	2.32%	16	615	8.96%	55	157

Gross investment income before investment expenses	3.19%	977	811	3.36%	972	483
Investment expenses	-0.12%	(39)	—	-0.14%	(40)	—

Total	3.07%	938	811	3.22%	932	483

(1)	Yields are based on net investment income as reported under U.S. GAAP and as such do not include certain interest related items, such as settlements of duration management swaps which are reported in realized investment gains and losses and included in adjusted operating income. Yields are annualized, for interim periods, and are based on quarterly average carrying values except for fixed maturities, equity securities and securities lending activity. Yields for fixed maturities are based on amortized cost. Yields for equity securities are based on cost. Yields for fixed maturities and short-term investments and cash equivalents are calculated net of liabilities and rebate expenses corresponding to securities lending activity. Yields exclude investment income and assets related to commercial loans and trading account assets supporting insurance liabilities where the investment results generally accrue to contractholders and investment income on assets other than those included in invested assets.
(2)	Realized gains / (losses) for Other investments includes changes in fair value of product-related and other derivatives and embedded derivatives.

Prudential Financial, Inc. Quarterly Financial Supplement First Quarter 2016

INVESTMENT RESULTS - EXCLUDING JAPANESE INSURANCE OPERATIONS (1)

(in millions)

	Three Months Ended March 31
	2016			2015
	Investment Income		Realized Gains / (Losses)	Investment Income		Realized Gains / (Losses)
	Yield (3)	Amount		Yield (3)	Amount
Excluding Japanese Insurance Operations (2):
Fixed maturities	4.55%	1,453	(222)	4.61%	1,411	28
Equity securities	5.64%	50	(10)	5.93%	47	38
Commercial mortgage and other loans	4.26%	270	8	4.39%	260	4
Policy loans	5.33%	62	—	5.37%	62	—
Short-term investments and cash equivalents	0.58%	25	—	0.22%	8	—
Other investments	3.51%	49	1,371	7.40%	114	1,388

Gross investment income before investment expenses	4.16%	1,909	1,147	4.35%	1,902	1,458
Investment expenses	-0.15%	(57)	—	-0.15%	(53)	—

Total	4.01%	1,852	1,147	4.20%	1,849	1,458

(1)	Excludes Closed Block Division.
(2)	Excludes assets of commercial loans, trading account assets supporting insurance liabilities where the investment results generally accrue to contractholders, derivative operations, assets of our asset management operations, including assets managed for third parties, and those assets classified as “Separate account assets” on our balance sheet. Realized gains / (losses) for Other investments includes changes in fair value of product-related and other derivatives and embedded derivatives.
(3)	Yields are based on net investment income as reported under U.S. GAAP and as such do not include certain interest related items, such as settlements of duration management swaps which are reported in realized investment gains and losses and included in adjusted operating income. Yields are annualized, for interim periods, and are based on quarterly average carrying values except for fixed maturities, equity securities and securities lending activity. Yields for fixed maturities are based on amortized cost. Yields for equity securities are based on cost. Yields for fixed maturities and short-term investments and cash equivalents are calculated net of liabilities and rebate expenses corresponding to securities lending activity. Yields exclude investment income and assets related to commercial loans and trading account assets supporting insurance liabilities where the investment results generally accrue to contractholders and investment income on assets other than those included in invested assets.

Prudential Financial, Inc. Quarterly Financial Supplement First Quarter 2016

LINE ITEM IMPACT OF MARKET DRIVEN AND DISCRETE ITEMS - ADJUSTED OPERATING INCOME

(in millions)

	First Quarter 2016							First Quarter 2015
	Premiums	Policy Charges and Fee Income	Insurance and Annuity Benefits	Interest Credited to Policy- holders’ Account Balances	Amorti- zation of Acqui- sition Costs	General and Adminis- trative Expenses	Pre-Tax Adjusted Operating Income	Premiums	Policy Charges and Fee Income	Insurance and Annuity Benefits	Interest Credited to Policy- holders’ Account Balances	Amorti- zation of Acqui- sition Costs	General and Adminis- trative Expenses	Pre-Tax Adjusted Operating Income
Individual Annuities:
Market performance and experience true-ups	—	—	18	10	23	2	(53)	—	—	(46)	(16)	(43)	(1)	106
Total of above items	—	—	18	10	23	2	(53)	—	—	(46)	(16)	(43)	(1)	106
Reported amount	—	—	111	100	144	508		—	—	48	81	89	524
Amount excluding impact of items indicated above	—	—	93	90	121	506		—	—	94	97	132	525

Individual Life:
Business integration costs	—	—	—	—	—	—	—	—	—	—	—	—	9	(9)
Total of above items	—	—	—	—	—	—	—	—	—	—	—	—	9	(9)
Reported amount	—	—	—	—	—	—		—	—	—	—	—	384
Amount excluding impact of items indicated above	—	—	—	—	—	—		—	—	—	—	—	375

Prudential Financial, Inc. Quarterly Financial Supplement First Quarter 2016

KEY DEFINITIONS AND FORMULAS

1. Adjusted operating income before income taxes:

Adjusted operating income is a non-GAAP measure of performance that excludes “Realized investment gains (losses), net”, as adjusted, and related charges and adjustments; net investment gains and losses on trading account assets supporting insurance liabilities; change in experience-rated contractholder liabilities due to asset value changes; results of divested businesses, and discontinued operations; earnings attributable to noncontrolling interests; and the related tax effects thereof. Adjusted operating income includes equity in earnings of operating joint ventures and the related tax effects thereof. Revenues and benefits and expenses shown as components of adjusted operating income, are presented on the same basis as pre-tax adjusted operating income and are adjusted for the items above as well.

Realized investment gains (losses) within certain of our businesses for which such gains (losses) are a principal source of earnings, and those associated with terminating hedges of foreign currency earnings and current period yield adjustments are included in adjusted operating income. Adjusted operating income excludes realized investment gains and losses from products that contain embedded derivatives, and from associated derivative portfolios that are part of a hedging program related to the risk of those products. Adjusted operating income also excludes gains and losses from changes in value of certain assets and liabilities relating to foreign currency exchange movements that have been economically hedged or considered part of our capital funding strategies for our international subsidiaries, as well as gains and losses on certain investments that are classified as other trading account assets.

Adjusted operating income does not equate to “Income from continuing operations” as determined in accordance with GAAP but is the measure of profit or loss we use to evaluate segment performance. Adjusted operating income is not a substitute for income determined in accordance with GAAP, and our definition of adjusted operating income may differ from that used by other companies. The items above are important to an understanding of our overall results of operations. However, we believe that the presentation of adjusted operating income as we measure it for management purposes enhances the understanding of our results of operations by highlighting the results from ongoing operations and the underlying profitability factors of our businesses.

2. After-tax adjusted operating income:

Adjusted operating income before taxes, as defined above, less the income tax effect applicable to adjusted operating income before taxes.

3. Annualized New Business Premiums:

Premiums from new sales that are expected to be collected over a one year period. Group insurance annualized new business premiums exclude new premiums resulting from rate changes on existing policies, from additional coverage issued under our Servicemembers’ Group Life Insurance contract, and from excess premiums on group universal life insurance that build cash value but do not purchase face amounts. Group insurance annualized new business premiums include premiums from the takeover of claim liabilities. Excess (unscheduled) and single premium business for the company’s domestic individual life and international insurance operations are included in annualized new business premiums based on a 10% credit. Amounts ascribed to Gibraltar Life Consultants include production by captive agents associated with consolidated joint venture of Gibraltar Life and Other Operations.

4. Assets Under Management:

Fair market value or account value of assets which Prudential manages directly in proprietary products, such as mutual funds and variable annuities, in separate accounts, wrap-fee products and the general account, and assets invested in investment options included in the Company’s products that are managed by third party sub-managers (i.e., the non-proprietary investment options in the Company’s products).

5. Attributed Equity:

Amount of capital assigned to each of the Company’s segments for purposes of measuring segment adjusted operating income before income taxes, established at a level which management considers necessary to support the segment’s risks. Attributed equity represents all of Prudential Financial, Inc. equity that is not attributable to noncontrolling interests.

6. Book value per share of Common Stock:

Equity attributed to Prudential Financial, Inc. divided by the number of Common shares outstanding at end of period, on a diluted basis.

7. Borrowings - Capital Debt:

Borrowings that are or will be used for capital requirements at Prudential Financial, Inc as well as borrowings invested in equity or debt securities of direct or indirect subsidiaries of Prudential Financial, Inc., and subsidiary borrowings, utilized for capital requirements.

8. Borrowings - Operating Debt - Investment Related:

Debt issued to finance specific investment assets or portfolios of investment assets, including institutional spread lending investment portfolios as well as institutional and insurance company portfolio cash flow timing differences.

9. Borrowings - Operating Debt - Specified Businesses:

Borrowings primarily associated with the individual annuity and asset management businesses.

Prudential Financial, Inc. Quarterly Financial Supplement First Quarter 2016

KEY DEFINITIONS AND FORMULAS

10. Client Assets:

Fair market value of assets in client accounts of International brokerage operations, Prudential Bank and mortgage loan servicing business, that are not included in Assets Under Management. Prudential does not receive a management or administrative fee on these assets, but may receive a fee for executing trades, custody or recordkeeping services.

11. Divested Businesses:

Businesses that have been sold or exited, including businesses that have been placed in wind down, but that did not qualify for “discontinued operations” accounting treatment under U.S. GAAP.

12. Earned Premiums:

The portion of a premium, net of any amount ceded, that represents coverage already provided or that belongs to the insurer based on the part of the policy period that has passed.

13. Full Service Retirement:

The Full Service Retirement line of business provides retirement plan products and services to public, private and not-for-profit organizations. This business provides recordkeeping, plan administration, actuarial advisory services, participant education and communication services, trustee services and institutional and retail investment funds. This business mainly services defined contribution and defined benefit plans; non-qualified plans are also serviced. For clients with both defined contribution and defined benefit plans, integrated recordkeeping services are available.

14. Full Service Stable Value:

Our Full Service Stable Value products represent fixed rate options on investment funds offered to Retirement customers. These products contain an obligation to pay interest at a specified rate for a specific period of time. Upon termination these products repay account balances at market value immediately or may be liquidated at book value over time. Substantially all of these products are either fully or partially participating, with annual or semi-annual resets giving effect to previous investment experience. These products are issued through the general account, separate accounts or client-owned trusts. Profits from partially participating general account products result from the spread between the rate of return on investment assets and the interest rates credited to the customer, less expenses. For fully participating products, generally subject to a minimum interest rate guarantee, we earn fee income.

15. General Account:

Invested assets and policyholder liabilities and reserves for which the Company bears the investment risk. Excludes assets recognized for statutory purposes that are specifically allocated to a separate account. General account assets also include assets of the parent company, Prudential Financial, Inc.

16. Gibraltar Life:

Includes results from consolidated joint venture operation of Gibraltar Life and Other Operations.

17. Gibraltar Life Consultants:

Captive insurance agents for Gibraltar Life. Count and policy persistency do not include captive agents associated with consolidated joint venture of Gibraltar Life and Other Operations.

18. Group Life Insurance and Group Disability Insurance Administrative Operating Expense Ratios:

Ratio of administrative operating expenses (excluding commissions) to gross premiums, policy charges and fee income.

19. Group Insurance Benefits Ratios:

Ratio of policyholder benefits to earned premiums, policy charges and fee income.

20. Individual Annuity Account Values in General Account and Separate Account:

Amounts represent the breakdown of invested customer funds in annuities either written or reinsured by the Company.

21. Individual Annuities - Net Amounts at Risk:

Living Benefit Features - For guarantees of benefits that are payable at annuitization, the net amount at risk is generally defined as the present value of the minimum guaranteed annuity payments available to the contractholder determined in accordance with the terms of the contract in excess of the current account balance. For guarantees of benefits that are payable at withdrawal, the net amount at risk is generally defined as the present value of the minimum guaranteed withdrawal payments available to the contractholder determined in accordance with the terms of the contract in excess of the current account balance. For guarantees of accumulation balances, the net amount at risk is generally defined as the guaranteed minimum accumulation balance minus the current account balance.

Death Benefit Features - Net amount at risk is generally defined as the current guaranteed minimum death benefit in excess of the current account balance at the balance sheet date.

Prudential Financial, Inc. Quarterly Financial Supplement First Quarter 2016

KEY DEFINITIONS AND FORMULAS

22. Insurance and Annuity Benefits:

Total death benefits, annuity benefits, disability benefits, other policy benefits, and losses paid or incurred, under insurance and annuity contracts, plus the change in reserves for future policy benefits, losses and loss adjustment expenses.

23. International Life Planners:

Captive insurance agents in our Life Planner Operations.

24. Non-recourse and Limited-recourse Debt:

Limited and non-recourse borrowing is where the holder is entitled to collect only against the assets pledged to the debt as collateral or has only very limited rights to collect against other assets.

25. Operating return on average equity (based on adjusted operating income):

Adjusted operating income after-tax, annualized for interim periods, divided by average attributed equity excluding accumulated other comprehensive income and adjusted to remove amount included for foreign currency exchange rate remeasurement on page 3.

An alternative measure to operating return on average equity (based on adjusted operating income) is return on average equity (based on income from continuing operations). Return on average equity (based on income from continuing operations) represents income from continuing operations after-tax, attributable to consolidated Prudential Financial, Inc., as determined in accordance with GAAP, annualized for interim periods, divided by average total attributed equity. Return on average equity (based on income from continuing operations) is 11.7%, 6.9%, 13.9%,13.0%, and 18.9% for the three months ended March 31, 2016, December 31, 2015, September 30, 2015, June 30, 2015, and March 31, 2015, respectively.

26. Policy Persistency - Group Insurance:

Percentage of the premiums in force at the end of the prior year that are still in force at the end of the period (excluding Servicemembers’ Group Life Insurance and Prudential Employee Benefit Plan).

27. Policy Persistency - International Insurance:

13 month persistency represents the percentage of policies issued that are still in force at the beginning of their second policy year. 25 month persistency represents the percentage of policies issued that are still in force at the beginning of their third policy year.

28. Prudential Agents:

Captive insurance agents in our insurance operations in the United States.

29. Prudential Agent productivity:

Commissions on new sales of all products by Prudential Agents under contract for the entire period, divided by the number of those Prudential Agents. Excludes commissions on new sales by Prudential Agents hired or departed during the period. For interim reporting periods, the productivity measures are annualized.

30. Separate Accounts:

Assets of our insurance companies allocated under certain policies and contracts that are segregated from the general account and other separate accounts. The policyholder or contractholder predominantly bears the risk of investments held in a separate account.

31. Wrap-Fee Products:

Investment products generating asset-based fees in which the funds of the customer are generally invested in other investment products such as mutual funds.

Prudential Financial, Inc. Quarterly Financial Supplement First Quarter 2016

RATINGS AND INVESTOR INFORMATION

FINANCIAL STRENGTH RATINGS

as of May 4, 2016

	A.M. Best	Standard & Poor’s	Moody’s	Fitch Ratings
The Prudential Insurance Company of America	A+	AA-	A1	A+
PRUCO Life Insurance Company	A+	AA-	A1	A+
PRUCO Life Insurance Company of New Jersey	A+	AA-	NR*	A+
Prudential Annuities Life Assurance Corporation	A+	AA-	NR	A+
Prudential Retirement Insurance and Annuity Company	A+	AA-	A1	A+
The Prudential Life Insurance Co., Ltd. (Prudential of Japan)	NR	A+	NR	NR
Gibraltar Life Insurance Company, Ltd.	NR	A+	NR	NR
The Prudential Gibraltar Financial Life Insurance Co. Ltd.	NR	A+	NR	NR
Prudential Life Insurance Co. of Taiwan, Inc.	NR	twAA+	NR	NR

CREDIT RATINGS:
as of May 4, 2016

Prudential Financial, Inc.:
Short-Term Borrowings	AMB-1	A-1	P-2	F2
Long-Term Senior Debt	a-	A	Baa1	BBB+
Junior Subordinated Long-Term Debt	bbb	BBB+	Baa2	BBB-

The Prudential Insurance Company of America :
Capital and surplus notes	a	A	A3	A-

Prudential Funding, LLC:
Short-Term Debt	AMB-1	A-1+	P-1	F1
Long-Term Senior Debt	a+	AA-	A2	A

PRICOA Global Funding I
Long-Term Senior Debt	aa-	AA-	A1	A+

*	NR indicates not rated.
(1)	Prudential Life Insurance Co. of Taiwan was assigned a financial strength rating by Taiwan Ratings Corporation, a partner of Standard and Poor’s.

INVESTOR INFORMATION:

Corporate Offices:	Investor Information Hotline:

Prudential Financial, Inc.	Dial 877-998-ROCK for additional printed information or inquiries.
751 Broad Street
Newark, New Jersey 07102	Web Site:
www.prudential.com

Common Stock:

Common Stock of Prudential Financial, Inc. is traded on the New York Stock Exchange under the symbol PRU.